Goodwill and Intangible Assets, Net	3 Months Ended
Mar. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net

Goodwill

Goodwill is calculated as the excess of purchase price over the net fair value of assets acquired. The Company performs an annual impairment analysis to identify potential goodwill impairment and measures the amount of a goodwill impairment loss to be recognized. This annual test is performed during the fourth quarter of each year, or more frequently, if events or circumstances change in a way that requires the Company to perform the impairment analysis on an interim basis. Goodwill impairment testing requires an evaluation of the estimated fair value of each reporting unit to its carrying value, including goodwill. An impairment charge is recorded if the estimated fair value is less than the carrying amount of the reporting unit.

Intangible Assets

Intangible assets consist of finite and indefinite life assets. Finite life intangible assets include customer and producer relationships and trademarks. Insurance company licenses are considered indefinite life intangible assets subject to annual impairment testing.

The composition of goodwill and intangible assets at March 31, 2014 and December 31, 2013 consisted of the following:

As of March 31, 2014	Gross Balance	Accumulated Amortization	Net Value	Useful Life
Trademarks	$5,900	$5,002	$898	5 years
Loss reserve discount	12,451	11,823	628	7 years
Agent relationships	31,463	6,072	25,391	11 - 17 years
Affinity partners	800	307	493	11 years
Operating lease	3,508	3,125	383	4.6 years
Non-compete	2,500	2,043	457	5 years
State licenses	54,846	—	54,846	indefinite life
Goodwill	82,652	—	82,652	indefinite life
Total	$194,120	$28,372	$165,748

As of December 31, 2013	Gross Balance	Accumulated Amortization	Net Value	Useful Life
Trademarks	$5,900	$4,757	$1,143	5 years
Loss reserve discount	12,451	11,672	779	7 years
Agent relationships	31,850	3,591	28,259	11 - 17 years
Affinity partners	800	289	511	11 years
Operating lease	3,508	2,934	574	4.6 years
Non-compete	2,500	1,917	583	5 years
State licenses	54,715	—	54,715	indefinite life
Goodwill	70,351	—	70,351	indefinite life
Total	$182,075	$25,160	$156,915

Goodwill and intangible assets are subject to annual impairment testing or on an interim basis whenever events or changes in circumstances indicate that the carrying value of a reporting unit may not be recoverable. No impairment was recorded during the three months ended March 31, 2014 and 2013. Finite-lived intangible assets are amortized under the straight-line method, except for loss reserve discounts, which the Company amortizes using an accelerated method, which approximates underlying claim payments. The Company also uses the accelerated method of amortization for Affinity Partners and Agents’ Relationships based on the estimated attrition of those relationships. For the three months ended March 31, 2014 and 2013, the Company amortized approximately $3,212 and $1,403, respectively, related to its intangible assets with a finite life. The estimated aggregate amortization expense for each of the next five years is:

Year ending
2014	$2,717
2015	3,391
2016	3,029
2017	2,749
2018 and thereafter	16,364
$28,250